Exhibit 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS THIRD QUARTER 2013 RESULTS
Services revenue up 14 percent, net income up 41 percent;
Company raises full year earnings projection

SAINT LOUIS (Nov. 7, 2013) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading information technology consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended September 30, 2013.

Financial Highlights

For the quarter ended September 30, 2013:

·	Revenue increased 11% to $96.8 million from $87.5 million for the third quarter 2012;
·	Services revenue increased 14% to $86.6 million from $76.0 million for the third quarter 2012;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.32 from $0.26 for the third quarter 2012;

·	Earnings per share results on a fully diluted basis increased to $0.23 from $0.16 for the third quarter 2012;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $16.2 million from $13.1 million for the third quarter 2012;
·	Net income increased 41% to $7.2 million from $5.1 million for the third quarter 2012; and
·	Perficient repurchased 244,000 shares of its common stock at a cost of $3.9 million.

"We're pleased to report Perficient's most profitable quarter in its history," said Jeffrey Davis, chief executive officer and president. "We remain uniquely positioned to capitalize on our opportunity to help the world's leading enterprises address disruptive technology trends like cloud computing, mobility and the emergence of Big Data and analytics. The business has significant momentum as we close the year and head into 2014."

"Continued improvements to average bill rates drove significant margin expansion," said Paul Martin, chief financial officer. "We believe opportunity remains going forward to drive higher services margins and realize increasing profitability."

Other Highlights
Among other recent achievements, Perficient:

·
Completed the acquisition of CoreMatrix Systems LLC on October 11, 2013, a $15 million annual services revenue consulting firm specializing in Salesforce cloud computing services and solutions. CoreMatrix's strong East Coast presence complements Perficient's acquisition earlier this year of West Coast-based, salesforce.com-focused Clear Task, and deepens Perficient's cloud computing offerings;

·
Was awarded the IBM 2013 Worldwide Performance Management Business Partner Excellence Award for Perficient's ability to deliver performance management, financial analytics and business intelligence solutions on a global scale to enterprise clients. In addition, IBM also recognized Perficient with an Enterprise Content Management Business Partner Award for demonstrating excellence in delivering business value with enterprise content management (ECM) software.

·
Added new customer relationships and follow-up projects with leading companies including:  AAA of Southern California, Blue Cross Blue Shield of Massachusetts, Blue Cross Blue Shield of Michigan, Canon USA, Chanel Limited, Cheniere Energy,  Graybar, H&R Block, Hitachi Global Storage, Hudson's Bay Company, Johnson Controls, Jones Lang LaSalle, Kellogg Company, Memorial Hermann, Newport Group, New York City Health and Hospital Corporation, Northern Safety Company, Oklahoma Gas & Electric, Smith & Nephew, VW Group of America and others.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its fourth quarter 2013 services and software revenue, including reimbursed expenses, to be in the range of $95.6 million to $100.6 million, comprised of $88.3 million to $92.9 million of revenue from services including reimbursed expenses and $7.3 million to $7.7 million of revenue from sales of software. The midpoint of fourth quarter 2013 services revenue guidance represents growth of 20.6% over fourth quarter 2012 services revenue.

Perficient is narrowing its full year 2013 revenue guidance range to $372 million to $377 million from the previously provided range of $362 million to $382 million and raising 2013 adjusted earnings per share guidance to a range of $1.08 to $1.12 from the previously provided range of $1.03 to $1.09.

Conference Call Details
Perficient will host a conference call regarding third quarter 2013 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Third Quarter 2013 Results
WHEN: Thursday, Nov. 7, 2013, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 866-700-0133 (U.S. and Canada) 617-213-8831 (International)
PARTICIPANT PASSCODE: 88150583
REPLAY TIMES: Thursday, Nov. 7, 2013, at 3 p.m. Eastern, through Thursday, Nov. 14, 2013
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 88318362

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000® and enterprise customers throughout North America. Perficient's professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India, and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners, and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market, is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner, a Microsoft National Systems Integrator and Gold Certified Partner, an Oracle Platinum Partner, a Gold Salesforce.com Cloud Alliance Partner, a TeamTIBCO partner, and an EMC Select Services Team Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2013.  Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The "forward-looking" information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2012 and the following:

(1)	the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)	the impact of the general economy and economic uncertainty on our business;
(3)	risks associated with the operation of our business generally, including:
a.	client demand for our services and solutions;
b.	maintaining a balance of our supply of skills and resources with client demand;
c.	effectively competing in a highly competitive market;
d.	protecting our clients' and our data and information;
e.	risks from international operations;
f.	obtaining favorable pricing to reflect services provided;
g.	adapting to changes in technologies and offerings; and
h.	risk of loss of one or more significant software vendors;
(4)	legal liabilities, including intellectual property protection and infringement;
(5)	risks associated with managing growth through acquisitions and organically; and
(6)	the risks detailed from time to time in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Revenues
Services	$86,568	$75,948	$240,549	$214,793
Software and hardware	5,620	7,450	23,169	17,122
Reimbursable expenses	4,570	4,076	12,142	12,053
Total revenues	96,758	87,474	275,860	243,968

Cost of revenues
Project personnel costs	51,376	47,190	147,638	134,872
Software and hardware costs	4,919	6,301	20,471	14,554
Reimbursable expenses	4,570	4,076	12,142	12,053
Other project related expenses	1,252	1,027	3,274	2,988
Stock compensation	778	653	2,360	1,870
Total cost of revenues	62,895	59,247	185,885	166,337

Gross margin	33,863	28,227	89,975	77,631

Selling, general and administrative	18,477	15,811	51,378	43,895
Stock compensation	2,055	1,903	5,876	5,170
	13,331	10,513	32,721	28,566

Depreciation	932	612	2,334	1,590
Amortization	1,955	2,258	5,750	5,664
Acquisition costs	29	9	1,443	1,831
Adjustment to fair value of contingent consideration	69	97	102	435
Income from operations	10,346	7,537	23,092	19,046

Net interest expense	(96)	(93)	(154)	(131)
Net other income (expense)	7	5	(30)	49
Income before income taxes	10,257	7,449	22,908	18,964
Provision for income taxes	3,023	2,307	6,989	7,233
Net income	$7,234	$5,142	$15,919	$11,731

Basic earnings per share	$0.24	$0.17	$0.53	$0.40
Diluted earnings per share	$0.23	$0.16	$0.50	$0.38

Shares used in computing basic earnings per share	30,141	30,021	30,287	29,273
Shares used in computing diluted earnings per share	31,808	31,674	31,692	30,844

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	September 30,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$5,439	$5,813
Accounts receivable, net	83,435	69,662
Prepaid expenses	2,146	1,649
Other current assets	4,695	3,717
Total current assets	95,715	80,841
Property and equipment, net	8,251	4,398
Goodwill	175,162	160,936
Intangible assets, net	21,326	17,350
Other non-current assets	3,664	3,669
Total assets	$304,118	$267,194

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,205	$7,959
Other current liabilities	26,228	20,605
Total current liabilities	32,433	28,564
Long-term debt	16,000	2,800
Other non-current liabilities	5,094	1,417
Total liabilities	53,527	32,781

Stockholders' equity:
Common stock	40	39
Additional paid-in capital	291,574	276,201
Accumulated other comprehensive loss	(339)	(306)
Treasury stock	(78,052)	(62,970)
Retained earnings	37,368	21,449
Total stockholders' equity	250,591	234,413
Total liabilities and stockholders' equity	$304,118	$267,194

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.
Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share.  Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
GAAP Net Income	$7,234	$5,142	$15,919	$11,731
Additions:
Provision for income taxes	3,023	2,307	6,989	7,233
Amortization	1,955	2,258	5,750	5,664
Acquisition costs	29	9	1,443	1,831
Adjustment to fair value of contingent consideration	69	97	102	435
Stock compensation	2,833	2,556	8,236	7,040
Adjusted Net Income Before Tax	15,143	12,369	38,439	33,934
Adjusted income tax (1)	5,073	4,255	12,723	12,691
Adjusted Net Income	$10,070	$8,114	$25,716	$21,243

GAAP Earnings Per Share (diluted)	$0.23	$0.16	$0.50	$0.38
Adjusted Earnings Per Share (diluted)	$0.32	$0.26	$0.81	$0.69
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	31,808	31,674	31,692	30,844

(1) The estimated adjusted effective tax rate of 33.5% and 34.4% for the three months ended September 30, 2013 and 2012, respectively, and 33.1% and 37.4% for the nine months ended September 30, 2013 and 2012, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
GAAP Net Income	$7,234	$5,142	$15,919	$11,731
Additions:
Provision for income taxes	3,023	2,307	6,989	7,233
Net interest expense	96	93	154	131
Net other expense (income)	(7)	(5)	30	(49)
Depreciation	932	612	2,334	1,590
Amortization	1,955	2,258	5,750	5,664
Acquisition costs	29	9	1,443	1,831
Adjustment to fair value of contingent consideration	69	97	102	435
Stock compensation	2,833	2,556	8,236	7,040
EBITDAS (1)	$16,164	$13,069	$40,957	$35,606

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.